Exhibit 99.1

Disclaimer 2 Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of the Company. These statements are often, but not always, identified by words such as “may”, “might”, “should”, “could”, “predict”, “potential”, “believe”, “expect”, “continue”, “will”, “anticipate”, “seek”, “estimate”, “intend”, “plan”, “projection”, “would”, “annualized”, “target” and “outlook”, or the negative version of those words or other comparable words of a future or forward-looking nature. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: interest rate risk, including the effects of changes in interest rates; fluctuations in the values of the securities held in our securities portfolio, including as the result of changes in interest rates; business and economic conditions generally and in the financial services industry, nationally and within our market area, including the level and impact of inflation and possible recession; the effects of recent developments and events in the financial services industry, including the large-scale deposit withdrawals over a short period of time that resulted in recent bank failures; loan concentrations in our portfolio; the overall health of the local and national real estate market; our ability to successfully manage credit risk; our ability to maintain an adequate level of allowance for credit losses; new or revised accounting standards; the concentration of large loans to certain borrowers; the concentration of large deposits from certain clients, including those who have balances above current Federal Deposit Insurance Corporation (“FDIC”) insurance limits; our ability to successfully manage liquidity risk, which may increase our dependence on non-core funding sources such as brokered deposits, and negatively impact our cost of funds; our ability to raise additional capital to implement our business plan; our ability to implement our growth strategy and manage costs effectively; the composition of our senior leadership team and our ability to attract and retain key personnel; talent and labor shortages and employee turnover; the occurrence of fraudulent activity, breaches or failures of our or our third-party vendors’ information security controls or cybersecurity-related incidents, including as a result of sophisticated attacks using artificial intelligence and similar tools; interruptions involving our information technology and telecommunications systems or third-party servicers; competition in the financial services industry, including from nonbank competitors such as credit unions and “fintech” companies; the effectiveness of our risk management framework; the commencement and outcome of litigation and other legal proceedings and regulatory actions against us; the impact of recent and future legislative and regulatory changes, including in response to recent bank failures; risks related to climate change and the negative impact it may have on our customers and their businesses; the imposition of other governmental policies impacting the value of products produced by our commercial borrowers; severe weather, natural disasters, wide spread disease or pandemics, acts of war or terrorism or other adverse external events, including the ongoing conflict in the Middle East and the Russian invasion of Ukraine; potential impairment to the goodwill the Company recorded in connection with our acquisitions; risks associated with our ongoing acquisition of First Minnetonka City Bank, including the possibility that the merger may be more difficult or expensive to accomplish than anticipated, diversion of management’s attention from daily operations and the effect of the proposed merger on the Company’s customer and employee relationships and operating results; changes to U.S. or state tax laws, regulations and guidance; potential changes in federal policy and at regular agencies as a result of the upcoming 2024 presidential election; and any other risks described in the “Risk Factors” sections of reports filed by the Company with the Securities and Exchange Commission. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. The Company undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Certain of the information contained in this presentation is derived from information provided by industry sources. Although the Company believe that such information is accurate and that the sources from which it has been obtained are reliable, the Company cannot guarantee the accuracy of, and have not independently verified, such information. Use of Non-GAAP financial measures In addition to the results presented in accordance with U.S. General Accepted Accounting Principles (“GAAP”), the Company routinely supplements its evaluation with an analysis of certain non-GAAP financial measures. The Company believes these non-GAAP financial measures, in addition to the related GAAP measures, provide meaningful information to investors to help them understand the Company’s operating performance and trends, and to facilitate comparisons with the performance of peers. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of non-GAAP disclosures to the comparable GAAP measures are provided in this presentation.

The Finest Entrepreneurial Bank 3 Company Overview Branch-Light Model in Attractive Twin Cities Market Name: Bridgewater Bancshares, Inc. Headquarters: St. Louis Park, MN Ticker: NASDAQ: BWB; BWBBP Assets: $4.7 Billion Loans: $3.7 Billion Deposits: $3.7 Billion Shareholders’ Equity: $452.2 Million Serving a Commercial-Focused Client Base Track Record of Profitability, Growth and Efficiency • CRE lending • Acquisition financing • Construction lending • Affordable housing financing • Long-term multifamily financing • Commercial & business lending • Business / treasury management • SBA lending • 1-4 family rentals • Personal banking CRE, 33% Multifamily, 38% C&D, 5% C&I, 13% 1-4 Family, 11% Consumer, 0% $3.7B Business and Personal Banking Commercial Banking Loan Balances • Founded in 2005 by a group of banking industry veterans and local business leaders • Continuous profitability since the third month of operations • Proven ability to generate strong organic growth in the Twin Cities • Expertise in commercial real estate with a focus in multifamily lending • Highly efficient operations with a branch-light model • Organizational focus on risk management with a long track record of superb asset quality 1 BWB announced the acquisition of First Minnetonka City Bank (FMCB) on August 28, 2024; the transaction is expected to close in 4Q24 subject to customary closing conditions Data as of September 30, 2024 BWB FMCB1 Future BWB Denovo Branch Site Twin Cities

Jerry Baack Chairman and Chief Executive Officer • Former regulator and responsible for all aspects of BWB formation • Lead founder of BWB in 2005 • 30+ years of banking experience Jeff Shellberg EVP and Chief Credit Officer • Board member and oversees strong credit and underwriting culture • BWB founding member in 2005 • 35+ years of regulatory and banking experience Nick Place Chief Banking Officer • Oversees all aspects of client growth and relationship management, including lending, treasury management and deposits • Joined BWB in 2007 • 15+ years of banking experience Mary Jayne Crocker EVP and Chief Strategy Officer • Shapes long-term strategic plans and ensuring alignment with company objectives • Joined BWB in 2005 • 25+ years of financial services experience Joe Chybowski President and Chief Financial Officer • Strategic insights across all aspects of the organization, including finance, capital and liquidity management • Joined BWB in 2013 • 14+ years of banking and capital markets experience Lisa Salazar Chief Operating Officer • Oversees operations, technology and product initiatives to drive efficiencies and enhance the overall client experience • Joined BWB in 2018 • 30+ years of banking experience Strategic Leadership Team (SLT) with Broad Skill Sets and Industry Expertise 4 Approximately 20% of BWB’s common shares were owned by Board and SLT members as of September 30, 2024, demonstrating strong alignment with shareholders

A Culture-Driven Growth Story 5 Truly Unconventional Culture Highly Efficient Business Model Robust Balance Sheet Growth Proactive Risk Management • Entrepreneurial spirit unlike the culture at a typical bank • Modern headquarters with an open layout promoting team member and client collaboration • Commitment to providing clients with quick answers, responsive support and simple solutions • Continued progress on environmental, social and governance (ESG) initiatives • Long track record of generating robust organic loan growth • Emphasis on local commercial real estate and small business clients • M&A-related market disruption has created client and banker acquisition opportunities to support loan and deposit growth • Recent loan growth moderation due to interest rate and economic environment while aligning loan growth with core deposit growth • Branch-light model with a commercial real estate focus • Efficient operating philosophy, including networking, banking tools and in-house expertise • Relatively low levels of expenses as a percent of total assets • Efficiency ratio consistently better than peer banks • Invest in scaling the risk management function to address emerging risks and support longer term growth outlook • Superb asset quality track record with consistently low levels of NCOs and NPAs • Conservative and decisive credit culture, including measured risk selection, consistent underwriting, active credit oversight and deep industry experience 1 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation. 2 Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of September 30, 2024 (Source: S&P Capital IQ) Consistent Tangible Book Value1 Growth and Outperformance 31 consecutive quarters of Tangible Book Value per Share growth 208% 77% 4Q16 2Q17 4Q17 2Q18 4Q18 2Q19 4Q19 2Q20 4Q20 2Q21 4Q21 2Q22 4Q22 2Q23 4Q23 2Q24 3Q24 BWB Peer Bank Average2

Our Core Values 6 Unconventional. Our clients notice a difference. Responsive. Under promise, over deliver. Dedicated. Don’t stop until you get it done. Growth. If you aren’t moving forward, where are you going? Accurate. It’s more than just an expectation. 6 Our Core Values

An Award-Winning Workplace Culture “In today’s environment, it is more important than ever to be able to recruit, retain and develop top talent. At Bridgewater, we have demonstrated an ability to do this through our unconventional culture and employee experience, extensive team member referral network, and a seasoned internship program to further enhance our talent pipelines.” Jerry Baack Chairman and CEO Top Workplaces Star Tribune 2016. 2017. 2018. 2020. 2021. 2022. 2023. 2024. Best Banks to Work For American Banker 2017. 2018. 2020. 2022. 2023. Corporate Headquarters Progressive Pay and Benefits Health and Wellness Committee Diversity, Equity and Inclusion Committee Volunteer Paid Time Off Modern, open design with an entrepreneurial spirit tailor-made for team building and collaboration Minimum wage of $20 per hour and discretionary bonuses for all team members regardless of level Providing team member opportunities to support physical fitness, nutrition and mental health Inclusive culture that encourages, supports and celebrates diversity of team members and communities in which we serve Team members receive up to 16 hours of PTO per year for volunteer activities supporting the Community Reinvestment Act 7

A Responsive Service Model 8 Our clients can expect… • Responsive support and simple solutions • A local bank of choice in a market where many local banks have left • Flexibility, market expertise and strong network connections The “Proven Process” for Our Clients • BEST Business Bank • BEST Small Business Banking • BEST Commercial Mortgage Lender An Award-Winning Client Experience • BEST Business Bank • BEST Consumer Bank

A Commitment to our Communities 9 Our communities can expect… Bridgewater’s commitment to investing, lending and volunteering in ways that serve low-to-moderate income segments in the Twin Cities “Outstanding” Rating for Community Reinvestment Act Performance FDIC, 2023 $312K Total Contributions in 2023 1,844 Volunteer Hours in 2023 Empowering Women in Entrepreneurship In 2021, we established the BridgewatHER Network, a women’s networking cohort which brings together successful women in business and female entrepreneurs throughout the Twin Cities to network and share insights • Over 350 female entrepreneurs and business leaders • Events hosted at the BWB Corporate Center throughout the year • Led by BWB’s Chief Strategy Officer, Mary Jayne Crocker Mary Jayne Crocker EVP and Chief Strategy Officer

Environmental, Social and Governance (ESG) 10 We are committed to establishing and advancing impactful initiatives that support our corporate responsibility as one of the largest locally-led banks in the Twin Cities, while regularly sharing our progress with our stakeholders Our ESG Commitment Our ESG Priorities Team Members, Clients and Communities Diversity, Equity and Inclusion Leverage our unconventional corporate culture to leave a positive lasting impact on our team members, clients and communities Ensure strong corporate governance oversight, including an effective risk management framework to support a growing organization Create a diverse, equitable and inclusive work environment and community Contribute to a healthier natural environment in the communities in which we live and work Corporate Governance Environmental ESG Oversight • Board-level Nominating and ESG Committee oversees Bridgewater's strategy and practices related to ESG • Management-level ESG Committee focuses on developing, implementing and growing a formal ESG program For more about Bridgewater’s commitment, priorities and initiatives related to ESG, please visit our ESG webpage at www.BWBMN.com/about-Bridgewater/esg

Attractive Twin Cities Market Built for Business 11 #3 Fortune 500 companies per capita (17)1 Large Corporate Presence #1 State with highest average credit score (742)2 Credit Worthy Population #5 Best state for economic opportunity3 Economic Opportunity #6 Top state for business4 Top State for Business #4 Best state to move to5 State to Move to Top 20 Most populated MSA in the U.S.6 Populated MSA 2.74% 2.40% Twin Cities US $94,405 $75,874 Twin Cities US Strong Market Demographics 2024 Median Household Income ($)5 2024 – 2029 Proj. Population Growth (%)5 1 Source: Minnesota Department of Employment and Economic Development (ranking among 30 largest metro areas) 2 Source: Experian – Average FICO Score by State, 2024 3 Source: U.S. News & World Report, 2024 4 Source: CNBC, 2024 5 Consumer Affairs, 2024 6 Source: S&P Capital IQ, 2024

Rank Bank HQ Branches Deposits ($M) Market Share 1 U.S. Bancorp MN 80 $ 111,326 44.82% 2 Wells Fargo & Co. CA 85 $ 41,922 16.88% 3 Ameriprise Financial Inc. MN 2 $ 21,468 8.64% 4 Huntington Bancshares Inc. OH 58 $ 6,604 2.66% 5 Bank of Montreal CAN 30 $ 6,097 2.45% 6 Bank of America Corp. NC 20 $ 5,957 2.40% 7 Bremer Financial Corp. MN 19 $ 5,452 2.20% 8 State Bancshares, Inc. ND 7 $ 4,161 1.68% 9 Bridgewater Bancshares, Inc. M N 7 $ 3,823 1.54% 10 Old National Bancorp IN 29 $ 3,540 1.43% Top 10 $ 210,350 84.69% MSA Total $ 248,384 Deposit Market Share Momentum in the Twin Cities Continues 12 Total Deposits – Minneapolis/St. Paul MSA1 2012 2024 Continuing to Gain Market Share • Top-heavy deposit market (top 2 market share = 62%) • Top 2 have combined to steadily lose market share over the past 10 years (2014: 84% / 2024: 62%) • Very fragmented market after the top 2, with no other traditional bank having market share over 3% • BWB’s YoY in-market deposit growth exceeded MSA growth for the 12th consecutive year • BWB has a local banking advantage with only 4 of the top 10 banks headquartered in MN 1 Source: S&P Capital IQ (data as of June 30th of each year) Rank Bank HQ Branches Deposits ($M) Market Share 1 Wells Fargo & Co. CA 100 $ 79,407 49.80% 2 U.S. Bancorp MN 100 $ 43,088 27.02% 3 Ameriprise Financial Inc. MN 1 $ 5,107 3.20% 4 TCF Financial Corp. MN 102 $ 4,992 3.13% 5 Bank of Montreal CAN 34 $ 2,760 1.73% 6 Bremer Financial Corp. MN 30 $ 2,205 1.38% 7 Associated Banc-Corp WI 28 $ 1,395 0.87% 8 Klein Financial Inc. MN 18 $ 1,129 0.71% 9 Anchor Bancorp Inc. MN 15 $ 1,126 0.71% 10 Central Bancshares Inc. MN 16 $ 732 0.46% 1 7 Bridgewater Bancshares, Inc. M N 2 $ 398 0.25% Top 10 $ 141,941 89.01% MSA Total $ 159,467

History of Robust Organic Asset Growth 13 $1,184 $76 $929 $1,260 $1,617 $1,974 $2,269 $2,927 $3,478 $4,346 $4,612 $4,692 2015 2016 2017 2018 2019 2020 2021 2022 2023 3Q24 Organic Acquired Assets Proven ability to consistently generate robust annual asset growth primarily in the Twin Cities market Asset growth has primarily been organic, with the exception of one small bank acquisition in 2016 Dollars in millions Ongoing evaluation of potential M&A opportunities to complement organic growth strategy Announced acquisition of First Minnetonka City Bank in 3Q24; expected to close in 4Q24

Strategic Benefits of Proposed Acquisition of First Minnetonka City Bank (FMCB) 14 1 Source: S&P Capital IQ (data as of June 30, 2024) 2 As of September 30, 2024 Adds High Quality Bank With Complementary Strengths • Reduces CRE concentration by adding a well-diversified loan portfolio focused on 1-4 family and leases • Diversifies the revenue mix by adding incremental fee income via an investment advisory platform • Fills in pure-play Twin Cities branch footprint by adding two Minnetonka branch locations • Pro forma deposit market share ranks #9 in the Twin Cities1 Enhances Deposit Base and Liquidity Profile • Improves the deposit mix by adding a low-cost, granular core deposit base • Enhances the liquidity profile by adding a balance sheet with a loan-to-deposit ratio of 60%2 • Creates balance sheet optionality to put liquidity to work and/or pay down higher cost debt Low Risk Transaction • Small, in-market acquisition of an established franchise with a 60-year history and strong cultural fit • Leverages the recent scaling of our Enterprise Risk Management function • Streamlined integration as both banks run on the same core banking platform • Comprehensive due diligence and loan review processes Financially Compelling • Estimated EPS accretion of 15% in 2025 with a tangible book value earnback period < 3 years • Incremental operational efficiencies with expected cost savings of 30% in 2025 and 50% in 2026 • Estimated internal rate of return of 24%

Cash 3.9% Securities 39.0% Loans 53.6% Other 3.5% $241 Million First Minnetonka City Bank – A Classic Minnesota Community Bank 15 First Minnetonka City Bank • Headquarters: Minnetonka, MN • Year Established: 1964 • Branches: 2 Full-Service Retail Branches • YoY loan growth: 1.9% • Loan yield: 6.19% • CRE / RBC: 8% • NOO CRE exposure: $2.1M • 37% of the loan portfolio matures over the next 3 years Franchise Highlights • Wide range of commercial, small business and consumer banking services, including retirement, employee benefits and investment advisory • Attractive low-cost, granular deposit base with a low loan-to-deposit ratio • Strong asset quality including YTD net charge-offs/average loans of 0.10% and NPAs/assets of 0.03% • Superior 5-Star Bauer rating1 3Q24 Financial Highlights $241M Total Assets 2.52% Net Interest Margin 16.8% Noninterest Income / Revenue 60% Loan-to-Deposit Ratio 1.68% Cost of Funds 0.03% Nonperforming Assets / Assets 3Q24 Asset Composition 1-4 Fam 38.9% Leases 35.1% CRE 15.3% C&I 8.9% Consumer 1.3% Multifamily 0.1% Other 0.4% $129 Million Asset Mix Loan Mix • High quality securities portfolio with over 80% rated AAA • No held-to-maturity securities 1 Source: Bauer Financial

FMCB’s High Quality Deposit Base Enhances Liquidity Profile 16 Noninterest-Bearing Transaction 22.9% Interest-Bearing Transaction 18.6% Savings & MM 37.0% Time 21.5% $215 Million FMCB 3Q24 Deposit Composition FMCB’s Low-Cost, Granular Core Deposit Base (3Q24) Acquisition and Enhanced Liquidity Profile Create Balance Sheet Optionality for BWB 1.59% Cost of Deposits 95.6% Core Deposits1 22.9% Noninterest-Bearing Deposits No Brokered Deposits 68% Deposits Below $250K ~9,000 Deposit Clients ~$4K Median Account Balance $108M Deposits per Branch ~15 Yrs Average Age of Account 1 Total deposits less brokered deposits and certificates of deposit greater than $250,000 Accelerate Loan Growth Pay Off Higher Cost Wholesale Borrowings Retain Elevated Liquidity Position Reposition Balance Sheet via FMCB Securities Sale 60% Loan-to-Deposit Ratio

Moderated Pace of Loan Growth in the Current Environment 17 $3,722 $3,724 $3,784 $3,800 $3,686 3Q23 4Q23 1Q24 2Q24 3Q24 Dollars in millions $2,326 $2,819 $3,569 $3,724 $3,686 2020 2021 2022 2023 3Q24 ....loan growth has moderated recently due to the higher interest rate environment, increased competition and elevated payoffs • 3Q24 loan balances decreased $16.2M • YTD loan balances decreased $38.3M • YTD loan balances impacted by elevated payoffs, up 42% from 2023 YTD • Loan growth outlook drivers: • Loan demand – growing pipelines and strong demand, aided by recent interest rate cut • Market and economic conditions – focused on profitable growth and strong asset quality as increased competition puts pressure on new loan yields • Pace of loan payoffs and paydowns – expect elevated payoff levels to continue in the near-term • Pace of core deposit growth – continue to align loan growth with core deposit growth over time While unique catalysts have created robust loan growth opportunities over the past several years… • Strong brand presence and relationships in the market allow us to get in front of high-quality clients and deals • Operating in a competitive “sweet spot” in the Twin Cities – financing larger deals than community banks, but under the radar of the larger banks • M&A-related market disruption resulted in client and banker acquisition opportunities • Expansion of talented lending and treasury management teams

Class A 40% Class B 16% Class C 41% Construction 3% Strong Diversification Within Key Loan Portfolios 18 Size YoY Growth Go-to-Market Strategy Competitors Growth Outlook Key Stats Portfolio Diversification Multifamily CRE Nonowner Occupied Construction & Development C&I Bank of choice in the Twin Cities market due to proven expertise and differentiated service model Knowledgeable lenders with efficient closing processes and ample capacity Responsive support, simple solutions and the local touch entrepreneurs are looking for Strong team focused on creating additional client opportunities JPMorgan Chase, agency lenders, local banks and credit unions Local banks and life insurance companies Local banks Local and regional banks Continued appetite given expertise and market opportunities Continued appetite given expertise and market opportunities Increased focus on expanding C&I through targeted verticals Portfolio run-off as deals complete their construction phase $3.2M Avg. Loan Size 67% Weighted Avg. LTV 100% Loans with Pass Rating $2.2M Avg. Loan Size 59% Weighted Avg. LTV 98% Loans with Pass Rating $583K Avg. Loan Size 0.03% 5-Year NCOs 99% Loans with Pass Rating $776K Avg. Loan Size 60% Weighted Avg. LTV 0.00% 5-Year NCOs Product Type Industrial 24% Office 19% Retail 16% Senior Housing 11% Medical Office 10% Other 20% Property Type RE, Rental and Leasing 43% Constr. 16% Manufact. 9% Prof. Services 8% Finance & Ins. 8% Trade 3% Accom. & Food Service 1% Other 12% Industry Residential 28% Multifamily 30% CRE Other 7% Land 35% Property Type Data as of September 30, 2024 $1,380M 38% of portfolio $1,032M 28% of portfolio $493M 13% of $164M portfolio 5% of portfolio 0% 9% 54% 7%

CRE NOO 28% Multifamily 38% C&D 5% C&I 13% CRE OO 5% 1-4 Family 11% Consumer & Other 0% Well-Diversified Loan Portfolio With Multifamily and CRE Expertise 19 CRE NOO 27% Multifamily 21% C&D 15% C&I 13% CRE OO 6% 1-4 Family 18% Consumer & Other 0% $0.8B Evolution of Loan Mix by Type 2015 3Q24 Intentional mix shift toward Multifamily has aligned with the build-out of talent and expertise in the segment, and continued strong performance CRE Concentration Has Trended Lower Since 2022 Multifamily / Bank Risk-Based Capital CRE (ex. Multifamily) / Bank Risk-Based Capital $3.7B 354% 333% 318% 304% 313% 266% 264% 258% 232% 209% 180% 164% 185% 177% 204% 190% 219% 257% 250% 240% 534% 497% 503% 480% 517% 456% 483% 515% 482% 449% 2015 2016 2017 2018 2019 2020 2021 2022 2023 3Q24

CRE Concentration Driven by a Proven, Lower Risk Multifamily Portfolio 20 (0.20)% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% Multi-family CRE 1-4 Family C&I C&D Consumer (ex. cards & auto) Total Loans Last 5 Years Last 10 Years Last 15 Years Last 20 Years Last 25 Years 3Q24 240% of Bank RBC Multifamily Traditional CRE3 209% of Bank RBC 449% of Bank RBC Multifamily Makes Up Over Half of CRE Concentration Strong Multifamily Track Record in Stable Twin Cities Market Multifamily Lending Approach in the Twin Cities Multifamily Portfolio Characteristics Drive Track Record of Strong Asset Quality WA LTV Avg. Loan Size Avg. Debt/Unit NCOs (since 2005) 67% $3.2M $87K $62K Local Market Focus Twin Cities Metro 92% Greater MN 4% Other 4% Location Product Type Diversification Well-Diversified by Size 5-19 Units 11% 20-49 Units 25% 50-99 Units 29% 100+ Units 35% Size 1 Includes formally subsidized properties (19%) and market rate properties with affordable set-asides (8%) 2 FDIC (data through 2Q24) 3 Includes nonowner-occupied CRE, construction and land development, and 1-4 family construction • Bank of choice in the Twin Cities with expertise and differentiated service model • Greater tenant diversification compared to other asset classes • Affordable housing makes up 27%1 of the multifamily portfolio • Positive market trends with declining vacancy rates, strong absorption, and reduced construction = favorable outlook for occupancy and rent growth • Market catalysts include relative affordability, steady population growth, low unemployment, strong wages, and shortage of single-family housing Low Historical Losses vs. Other Asset Classes Average Historical Net Charge-Off Rates (all FDIC-insured banks)2 Class A 40% Class B 16% Class C 41% Construction 3% Product Type Portfolio Balance 12 Mo. Maturities (fixed) $1.4B $204M

81-unit affordable housing property in Bloomington, MN Supporting Affordable Housing Initiatives 21 ¹ Source: Minnesota Housing Partnership, 2024 State of the State’s Housing 2 Includes formally subsidized properties (51%) and market rate properties with affordable set-asides (20%) 62-unit affordable housing property in Columbia Heights, MN • Leveraging affordable housing expertise to support communities and clients in the Twin Cities and nationally • $523M affordable housing portfolio as of September 30, 2024 • Strong market demand in the Twin Cities, driven by shortage of single-family housing • Shortage of over 100,000 affordable and available homes in Minnesota1 results in low vacancy rates • Government subsidy program helps to offset risk by supporting tenant rent payments and increasing occupancy • Prioritize market rate transactions with affordable set-asides • Aligns with ESG focus on community support Expertise in the High-Quality Affordable Housing Space Multifamily 71% Construction 1% Land 2% Non-RE 26% $523M Affordable Housing Mix (as of 9/30/24) 2

Managing Office-Related Risk 22 1 Excludes medical office of $99 million Data as of September 30, 2024 Percent of Total Loans Average Loan Size 5.4% $2.4M Weighted Average LTV 61% CRE NOO Office by Geography Twin Cities Suburban 51% Minneapolis-St. Paul CBD 13% Minneapolis-St. Paul Non-CBD 21% Out-of-State 15% $200M • Majority of CRE NOO office exposure in the Twin Cities suburbs • Only 4 loans totaling $30M outside of Minnesota, consisting of projects for existing local clients • Only 4 loans totaling $34M located in CBDs, with one on Watch and one moved to Nonaccrual in 3Q24 • $935K charge-off on one nonaccrual CBD office loan in 3Q24; property under contract and expected to be sold during 4Q24 Well-Managed CRE NOO Office Exposure1

Core Deposit Growth Momentum 23 Dollars in millions 1 Core deposits are defined as total deposits less brokered deposits and certificates of deposit greater than $250,000 A track record of strong deposit growth… • Strong and growing brand taking market share in the Twin Cities • New client and banker acquisition opportunities due to M&A disruption • Supplemented core deposits with wholesale funding to support future loan growth • YTD deposit balances increased 1.3% annualized • YTD core deposit1 balances increased 6.9% annualized and 8.5% since 1Q23 • Improved deposit mix in 3Q24: • Noninterest bearing deposits $8M • Brokered deposits $131M • Time deposits $27M • Core deposit growth not always linear due to nature of client base • Uninsured deposits make up 25% of total deposits, down from 38% in 4Q22 • Loan-to-deposit ratio of 98.3%, down from 108.0% in 1Q23 …with a focus on growing core deposits 27% 30% 26% 20% 19% 15% 18% 13% 19% 22% 26% 14% 29% 30% 25% 26% 10% 8% 8% 9% 18% 13% 23% 28% 24% $2,502 $2,946 $3,417 $3,710 $3,747 2020 2021 2022 2023 3Q24 Noninterest-Bearing Transaction Interest-Bearing Transaction Savings and Money Market Time Brokered 21% 20% 18% 18% 19% 21% 19% 21% 20% 22% 24% 25% 26% 25% 26% 7% 8% 9% 10% 9% 27% 28% 26% 27% 24% $3,676 $3,710 $3,807 $3,808 $3,747 3Q23 4Q23 1Q24 2Q24 3Q24 2% YoY Growth

A Spread-Based Revenue Model 24 Revenue Inflection in 2Q24 Dollars in thousands • Spread-based revenue model with noninterest income making up 6% of total revenue YTD in 2024 • Strong track record of revenue growth with a 7% revenue CAGR since 2019 • Largest components of noninterest income include letter of credit fees and customer service fees • Lack of expense-heavy fee businesses (i.e. mortgage, wealth, etc.) helps to maintain a lower efficiency ratio • Ongoing evaluation of opportunities to add incremental noninterest income sources moving forward • Material increases to noninterest income most likely to come through M&A • Proposed acquisition of First Minnetonka City Bank would add incremental fee income via an investment advisory platform Comfortable With Current Spread-Based Revenue Model Net Interest Income Noninterest Income $32,530 $34,095 $32,893 $28,567 $25,872 $25,421 $25,314 $24,631 $24,996 $25,599 $1,650 $1,387 $1,738 $1,943 $1,415 $1,726 $1,409 $1,550 $1,763 $1,522 $34,180 $35,482 $34,631 $30,510 $27,287 $27,147 $26,723 $26,181 $26,759 $27,121 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24

Stable NIM Supports Net Interest Income Growth 25 $24,507 $24,563 $24,023 $24,229 $24,631 $914 $751 $608 $767 $968 $25,421 $25,314 $24,631 $24,996 $25,599 2.32% 2.27% 2.24% 2.24% 2.24% 3Q23 4Q23 1Q24 2Q24 3Q24 Net Interest Margin1 Net Interest Income (ex. Loan Fees) Loan Fees Net Interest Income and Margin Trends Net Interest Margin Drivers 3Q24 Net Interest Income / Net Interest Margin Commentary 1 Amounts calculated on a tax-equivalent basis using statutory federal tax rate of 21% Dollars in thousands Net Interest Income • Net interest income growth driven by stable NIM and average earning asset growth • Higher loan fees as loan payoffs increased Net Interest Margin • NIM remained stable as the Fed cut interest rates late in 3Q24 • Well-positioned for rate cuts and a more normalized yield curve • $1.4 billion of adjustable funding tied to short-term rates • Loan portfolio positioned to continue repricing higher in a rates-down environment

11% 25% 25% 17% 14% 9% $62 $146 $147 $99 $85 $51 Less Than 1 Year 1 to 2 Years 2 to 3 Years 3 to 4 Years 4 to 5 Years 5+ Years 22% 14% 16% 13% 15% 20% $558 $357 $398 $330 $379 $508 Less Than 1 Year 1 to 2 Years 2 to 3 Years 3 to 4 Years 4 to 5 Years 5+ Years Loan Portfolio to Reprice Higher in a Rates-Down Environment 26 Fixed, 69% Variable, 15% Adjustable, 16% Loan Portfolio Mix Fixed-Rate Portfolio ($2.5B) Variable-Rate Portfolio ($566M) Adjustable-Rate Portfolio ($590M) Years to Maturity • Large fixed-rate portfolio provides support to total loan yields in a rates-down environment • $558M of fixed-rate loans maturing over the next year, with a weighted average yield of 5.48% Variable-Rate Loan Floors • Small variable-rate portfolio limits immediate repricing pressure in a rates-down environment • 81% of variable-rate portfolio has rate floors, with 78% of the floors being above 5% • 96% of variable-rate loans are currently tied to SOFR or Prime Adjustable-Rate Repricing/Maturity Schedule • Adjustable-rate loans likely to reprice higher, even in a rates-down environment • $62M of adjustable-rate loans repricing or maturing over the next year, with a weighted average yield of 4.99% Dollars in millions WA Yield 5.48% 5.04% 4.49% 4.96% 5.28% 4.23% WA Yield 4.99% 3.85% 4.79% 4.40% 5.49% 4.58% 10% 12% 19% 49% 10% $45 $55 $89 $224 $44 Below 4% 4%-5% 5%-6% 6%-7% Above 7%

A Highly Efficient Business Model 27 49.0% 42.0% 41.5% 53.0% 58.3% 57.5% 56.5% 56.0% 60.3% 62.2% 2020 2021 2022 2023 3Q24 YTD BWB1 An Efficiency Ratio Consistently Below Peers 1 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation. 2 Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of September 30, 2024 (Source: S&P Capital IQ) What Makes BWB So Efficient? An Efficient Operating Culture With a CRE-Focused, Branch-Light Model ~2x as many assets per FTE employee compared to the peer bank median2 7 Branches (peer bank median2 : 39) ~5x as many assets per branch compared to the peer bank median2 The higher cost of funds associated with a branch-light model is more than offset by lower overall operating expenses Total Expenses to Average Earning Assets (3Q24 YTD Annualized) 1.37% 2.50% 3.15% 2.34% 4.52% 4.84% BWB Peer Bank Average Peer Bank Median2 2 Interest Expense / Avg. Earning Assets Noninterest Expense / Avg. Earning Assets

Optimizing Recent Technology Investments to Support Future Growth 28 Client-Facing • Commercial online banking upgrade completed in 2023 • Collaborative technology tools integrated into BWB Corporate Center • Cybersecurity threat detection and response Scalable core to support growth outlook Core Banking Platform IT Strategy: improve client interactions, streamline processes, automate activities, and embrace digital transformation IT Decision-Making: driven by unconventional culture, enhancing the client experience and improving organizational efficiencies IT Current State Loan and Deposit Infrastructure nCino • Enhanced commercial loan origination system that digitizes the end-to-end lending process • Launched in 2022 Salesforce • Enhanced customer relationship management for lending and deposit opportunities • Launched in 2022 Workflow Automation and Analysis ServiceNow • Scalable workflow automation platform to enhance internal efficiencies • Launched in 2020 Snowflake • Real-time data analytics and visualization to support decision-making • Launched in 2021 2024 IT Focus Areas Leverage SalesForce CRM Tool • 360° view of the client • Activity tracking and actions plans to provide more customized support Retail/Small Business Online Banking Upgrade • Enhanced online banking experience for retail and small business clients Microsoft 365 Adoption • Enhance organizational efficiencies through tools that support productivity, document control, and collaboration

Scaling Enterprise Risk Management Across a Growing Organization 29 Manage and mitigate dynamic risks while enhancing shareholder value, being responsive to clients, and delivering simple solutions in unconventional ways BWB Risk Management Philosophy Enterprise Risk Management Attributes in Place Today at BWB • Proactively addressing top and emerging risks across all risk categories • Continuing to scale a risk framework aligned with growth • Leveraging technology to enhance processes and controls while driving responsiveness • Reinforcing operational and financial resilience through all three lines of defense • Making investments to bolster organizational resiliency and third-party risk management • Proactively making incremental enhancements to ESG and DEI programs as well as committing to recruitment and retention strategies Making Investments to Proactively Identify and Mitigate Emerging Risks Credit Concentration Risk Information and Cybersecurity Risk Enterprise Risk and Compliance Financial Risk • Strong credit underwriting and administration program • Proactive credit risk oversight, analytics and portfolio monitoring as well as building upon the bank’s stress testing capabilities • Expertise and specialization in key portfolios, including multifamily • Investment in enhanced infrastructure and security protocols • Proactively leverage technology to meet the evolving digital needs of clients while maintaining safety and security • Effective risk culture and awareness model with ongoing training initiatives and tabletop simulations • Focus on recruitment and retention of highly skilled risk professionals across the bank, including the addition of an Information Security Officer • Proactively monitoring internal and external trends to quantify changes in risk profile • Maintaining compliance with evolving regulatory expectations and broadening suite of products and services • Monitoring and managing balance sheet growth with an eye toward economic and interest rate volatility • Actively monitoring, maintaining and strategically deploying liquidity while developing long-term strategies for capital preservation • Broadening the bank’s liquidity risk management tools through expanded digital offerings and enhancements to the client experience

A Strong Credit Culture 30 5-Year Peak Annual Net Charge-off Ratio vs. Peers 5-Year Peak Nonperforming Assets2 / Assets vs. Peers 0.03% BWB Peer Bank Median1 0.13% 0.19% BWB Peer Bank Median1 0.62% 1 Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of September 30, 2024 (Source: S&P Capital IQ) 2 Nonaccrual loans, loans 90 days past due and foreclosed assets Data as of September 30, 2024 Asset Quality Consistently Outperforms Peers Consistent Underwriting Standards Active Credit Oversight Experienced Banking and Credit Teams • Growth continues to primarily be in-market with nearly 80% of real estate loan balances in the Twin Cities market • No new lending areas or significant changes in portfolio composition – continued focus on multifamily expertise • No individual lending authorities • Enhanced credit concentration monitoring • Expanded covenant testing and assess repricing risk on maturing loans • Build-out of the credit team to support loan growth and credit risk review • Solid lender and credit analyst expertise across segments, geographies and relationships

$749 $919 $269 $678 $8,812 0.02% 0.02% 0.01% 0.01% 0.19% 3Q23 4Q23 1Q24 2Q24 3Q24 $34,841 $40,020 $47,996 $50,494 $51,018 1.50% 1.42% 1.34% 1.36% 1.38% 2020 2021 2022 2023 3Q24 Credit Risk Management and Oversight Driving Strong Asset Quality 31 Nonperforming Assets2 One central business district office loan moved to nonaccrual in 3Q24 Allowance for Credit Losses Well-reserved compared to peer median ACL/Loans of 1.11%1 $435 $(29) $(276) $202 $926 0.02% 0.00% (0.01)% 0.01% 0.03% 2020 2021 2022 2023 3Q24 YTD Net Charge-Offs 3Q24 YTD annualized NCOs of 0.03%; 3Q24 NCOs related to one central business district office loan Net Charge-Offs % of Average Loans $15,164 $22,641 $28,049 $35,858 $31,637 4.54% 5.45% 5.52% 6.46% 5.51% 2020 2021 2022 2023 3Q24 Substandard Loans Substandard loans remain at relatively low levels Substandard Loans % of Total Bank Capital ACL % of Gross Loans 1 Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of September 30, 2024 (Source: S&P Capital IQ) 2 Nonaccrual loans plus loans 90 days past due and still accruing and foreclosed assets Dollars in thousands NPAs % of Assets

High Quality Securities Portfolio 32 38% 39% 38% 34% 31% 22% 22% 21% 22% 17% 22% 22% 21% 23% 21% 18% 16% 17% 20% 21% $553 15% $604 $633 $601 $665 3Q23 4Q23 1Q24 2Q24 3Q24 Mortgage-Backed Securities Municipal Bonds U.S. Treasuries Corporate Securities Securities Available for Sale Portfolio (dollars in millions) AAA 39% AA 29% A 2% BBB 14% BB 1% NR 15% Rating Mix Derivatives Portfolio Offsetting AOCI Impact (dollars in thousands) $(62,216) $(27,863) $34,145 $17,217 $(23,766) $(11,416) 3Q23 3Q24 MTM Securities MTM Derivatives Net Impact on AOCI1 • No held-to-maturity securities • Securities portfolio average duration of 5.9 years • Average securities portfolio yield of 5.01% • Unrealized losses on available-for-sale securities were 6.2% of stockholders’ equity • AOCI / Total Risk-Based Capital of 2.0% vs. peer bank median of 8.0%2 1 Includes the tax-effected impact of $9,583 in 3Q23 and $4,604 in 3Q24 2 2Q24 median for publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion (Source: S&P Capital IQ) Other

Ample Liquidity and Borrowing Capacity 33 1 Excludes $146M of pledged securities at September 30, 2024 Dollars in millions 10.2% 11.5% 12.1% 11.3% 14.5% 37.6% 37.0% 35.5% 36.1% 34.2% $2,181 $2,234 $2,249 $2,222 $2,290 3Q23 4Q23 1Q24 2Q24 3Q24 Off-Balance Sheet Liquidity as a % of Assets On-Balance Sheet Liquidity as a % of Assets Liquidity Position with 2.4x Coverage of Uninsured Deposits Significantly Enhanced Liquidity Position Since 2022 Funding Source 9/30/2024 12/31/2022 Change Cash and Cash Equivalents $ 168 $ 4 8 $ 120 Unpledged Securities1 519 549 (30) FHLB Capacity 509 391 118 FRB Discount Window 868 158 710 Unsecured Lines of Credit 200 208 (8) Secured Line of Credit 26 26 0 Total $ 2,290 $ 1,380 $ 910 Available Balance

Steady Capital Growth Since 1Q23 1 34 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation Capital Priorities 1 3 2 Organic Growth Share Repurchases M&A 4 Dividends Drive profitability by supporting a proven organic loan growth engine Opportunistically return capital to shareholders by buying back stock based on valuation, capital levels, and other uses of capital Review and evaluate M&A opportunities that complement BWB’s business model Have not historically paid a common stock dividend given loan growth opportunities 8.60% 7.87% 7.57% 7.48% 7.23% 7.39% 7.61% 7.73% 7.72% 7.90% 8.17% 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 9.13% 8.50% 8.47% 8.40% 8.48% 8.72% 9.07% 9.16% 9.21% 9.41% 9.79% 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 Common Equity Tier 1 Capital Ratio Tangible Common Equity Ratio1 Recent Capital Actions • No shares of common stock repurchased during 3Q24; $15.3 million remaining under current share repurchase authorization • Announced the proposed acquisition of First Minnetonka City Bank on August 28, 2024; expected to close in 4Q24

Near-Term Expectations 35 • Relatively flat loan balances in 4Q24 (excluding FMCB acquisition) due to continued elevated payoffs • Focus on profitable growth while aligning loan growth with core deposit growth over time • Target loan-to-deposit ratio between 95% and 105% Balance Sheet Growth • Moderate NIM expansion beginning in 4Q24, dependent on pace of additional rate cuts and normalizing yield curve • Closing of the FMCB acquisition to provide a NIM tailwind in 2025 Net Interest Margin • Modest decline in tangible common equity and CET1 ratios due to larger balance sheet from FMCB acquisition • Ongoing evaluation of potential share repurchases based on valuation, capital levels, and other uses of capital Capital Levels

2024 Strategic Priorities 36 Optimize Balance Sheet for Longer Term Profitable Growth Continue to Gain Loan and Deposit Market Share Generate Incremental Operational Efficiencies While Investing in the Business Scale ERM Function and Monitor Asset Quality Risks • Opportunistically gather core deposits and build high quality lending relationships • Grow loan balances in line with core deposits over time • Generate more profitable growth in a normalized interest rate environment • Expand lending focus on high quality affordable housing sector • Execute on new C&I initiatives through targeted verticals, including a network of women business leaders and entrepreneurial operating system implementers • Identify M&A opportunities and potential markets that enhance BWB’s overall business model • Identify opportunities across all functions to improve operational efficiency • Make proactive investments to scale the business and position for longer term growth • Implement key IT investments, including new CRM platform and upgraded retail and small business online banking solution • Continue to focus on scaling the enterprise risk management function • Monitor the loan portfolio for signs of credit weakness, especially in CRE and multifamily portfolios • Ongoing covenant testing and assess repricing risk on maturing loans YTD Progress • Core deposit1 growth of 6.9% annualized • Announced strategic acquisition of First Minnetonka City Bank • C&I growth of 8.4% annualized • Launched a new CRM platform to enhance the client experience and create new efficiencies • YTD net charge-off ratio of 0.03% annualized • Well-reserved with allowance to total loans of 1.38% 1 Core deposits are defined as total deposits less brokered deposits and certificates of deposit greater than $250,000

APPENDIX 37

Reconciliation of Non-GAAP Financial Measures – Efficiency, TCE, ROATCE 38 Dollars in thousands December 31, December 31, December 31, December 31, Efficiency Ratio 2020 2021 2022 2023 Noninterest Expense $ 45,387 $ 48,095 $ 56,620 $ 59,320 Less: Amortization Intangible Assets (191) (191) (191) (100) Adjusted Noninterest Expense $ 45,196 $ 47,904 $ 56,429 $ 59,220 Net Interest Income $ 87,964 $ 109,509 $ 129,698 $ 105,174 Noninterest Income 5,839 5,309 6,332 6,493 Less: (Gain) Loss on Sales of Securities (1,503) (750) (82) 3 3 Adjusted Operating Revenue $ 92,300 $ 114,068 $ 135,948 $ 111,700 Efficiency Ratio 49.0% 42.0% 41.5% 53.0% As of and for the year ended, Efficiency Ratio September 30, 2023 December 31, 2023 March 31, 2024 June 30, 2024 September 30, 2024 Noninterest Expense $ 15,237 $ 15,740 $ 15,189 $ 15,539 $ 15,760 Net Income Available to Common Shareholders Less: Amortization Intangible Assets (9) (9) (9) (8) (9) Adjusted Noninterest Expense $ 15,228 $ 15,731 $ 15,180 $ 15,531 $ 15,751 Average Total Shareholders' Equity Less: Average Preferred Stock Net Interest Income $ 25,421 $ 25,314 $ 24,631 $ 24,996 $ 25,599 Average Total Common Shareholders' Equity Noninterest Income 1,726 1,409 1,550 1,763 1,522 Less: Effects of Average Intangible Assets Less: (Gain) Loss on Sales of Securities - 2 7 (93) (320) 2 8 Average Tangible Common Equity Adjusted Operating Revenue $ 27,147 $ 26,750 $ 26,088 $ 26,439 $ 27,149 Annualized Return on Average Tangible Common Equity Efficiency Ratio 56.1% 58.8% 58.2% 58.7% 58.0% Tangible Common Equity & Tangible Common Equity/Tangible Assets September 30, 2023 December 31, 2023 March 31, 2024 June 30, 2024 September 30, 2024 Total Shareholders' Equity $ 415,960 $ 425,515 $ 433,611 $ 439,241 $ 452,200 Less: Preferred Stock (66,514) (66,514) (66,514) (66,514) (66,514) Total Common Shareholders' Equity 349,446 359,001 367,097 372,727 385,686 Less: Intangible Assets (2,823) (2,814) (2,806) (2,797) (2,789) Tangible Common Equity $ 346,623 $ 356,187 $ 364,291 $ 369,930 $ 382,897 Total Assets $ 4,557,070 $ 4,611,990 $ 4,723,109 $ 4,687,035 $ 4,691,517 Less: Intangible Assets (2,823) (2,814) (2,806) (2,797) (2,789) Tangible Assets $ 4,554,247 $ 4,609,176 $ 4,720,303 $ 4,684,238 $ 4,688,728 Tangible Common Equity/Tangible Assets 7.61% 7.73% 7.72% 7.90% 8.17% $ 443,077 (66,514) $ 376,563 (2,794) $ 373,769 8.16% As of and for the quarter ended, ROATCE As of and for the quarter ended, September 30, 2024 $ 7,662 As of and for the quarter ended,

Reconciliation of Non-GAAP Financial Measures – Tangible Book Value 39 Dollars in thousands Tangible Book Value Per Share December 31, 2016 March 31, 2017 June 30, 2017 September 30, 2017 December 31, 2017 March 31, 2018 June 30, 2018 September 30, 2018 December 31, 2018 March 31, 2019 Book Value Per Common Share $ 4.69 $ 4.91 $ 5.23 $ 5.43 $ 5.56 $ 6.62 $ 6.85 $ 7.01 $ 7.34 $ 7.70 Less: Effects of Intangible Assets (0.16) (0.16) (0.16) (0.16) (0.16) (0.13) (0.12) (0.12) (0.12) (0.12) Tangible Book Value Per Common Share $ 4.53 $ 4.75 $ 5.07 $ 5.27 $ 5.40 $ 6.49 $ 6.73 $ 6.89 $ 7.22 $ 7.58 Total Common Shares 24,589,861 24,589,861 24,589,861 24,629,861 24,679,861 30,059,374 30,059,374 30,059,374 30,097,274 30,097,674 Tangible Book Value Per Share June 30, 2019 September 30, 2019 December 31, 2019 March 31, 2020 June 30, 2020 September 30, 2020 December 31, 2020 March 31, 2021 June 30, 2021 September 30, 2021 Book Value Per Common Share $ 7.90 $ 8.20 $ 8.45 $ 8.61 $ 8.92 $ 9.25 $ 9.43 $ 9.92 $ 10.33 $ 10.73 Less: Effects of Intangible Assets (0.12) (0.12) (0.12) (0.12) (0.12) (0.12) (0.12) (0.12) (0.12) (0.11) Tangible Book Value Per Common Share $ 7.78 $ 8.08 $ 8.33 $ 8.49 $ 8.80 $ 9.13 $ 9.31 $ 9.80 $ 10.21 $ 10.62 Total Common Shares 28,986,729 28,781,162 28,973,572 28,807,375 28,837,560 28,710,775 28,143,493 28,132,929 28,162,777 28,066,822 Tangible Book Value Per Share December 31, 2021 March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 March 31, 2024 Book Value Per Common Share $ 11.09 $ 11.12 $ 11.14 $ 11.44 $ 11.80 $ 12.05 $ 12.25 $ 12.47 $ 12.94 $ 13.30 Less: Effects of Intangible Assets (0.11) (0.11) (0.11) (0.11) (0.11) (0.10) (0.10) (0.10) (0.10) (0.10) Tangible Book Value Per Common Share $ 10.98 $ 11.01 $ 11.03 $ 11.33 $ 11.69 $ 11.95 $ 12.15 $ 12.37 $ 12.84 $ 13.20 Total Common Shares 28,206,566 28,150,389 27,677,372 27,587,978 27,751,950 27,845,244 27,973,995 28,015,505 27,748,965 27,589,827 Tangible Book Value Per Share June 30, 2024 September 30, 2024 Book Value Per Common Share $ 13.63 $ 14.06 Less: Effects of Intangible Assets (0.10) (0.10) Tangible Book Value Per Common Share $ 13.53 $ 13.96 Total Common Shares 27,348,049 27,425,690 As of and for the quarter ended, As of and for the quarter ended, As of and for the quarter ended, As of and for the quarter ended,